UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 4, 2018

Innovate Biopharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37797	27-3948465
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8480 Honeycutt Road, Suite 120, Raleigh, NC 27615
(Address of principal executive offices) (Zip Code)

(919) 275-1933
(Registrant’s telephone number, include area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
 On December 4, 2018, the stockholders of Innovate Biopharmaceuticals, Inc. (the “Company”) approved an amendment to the Innovate Biopharmaceuticals, Inc. 2012 Omnibus Incentive Plan (the “Plan”) to provide for an additional 3,000,000 shares of common stock to be issued pursuant to the Plan and an evergreen provision to automatically increase the number of shares issuable pursuant to the Plan on an annual basis for the period commencing on January 1, 2019 and ending on January 1, 2022. The Board of Directors of the Company previously approved the adoption of the Plan on September 28, 2018, subject to stockholder approval of the amendment to Section 4.01 of the Plan. The Plan will terminate automatically on April 30, 2022.

The terms of the Plan are set forth under the caption “Proposal 2-Approval of An Amendment to the Plan” in the Company’s definitive proxy statement for the Company’s 2018 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on October 16, 2018 (the “Proxy Statement”). Such description is incorporated herein by reference and is qualified in its entirety by reference to the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
 On December 4, 2018, the Board of Directors (the “Board”) of the Company approved amendments to the Company’s Amended and Restated Bylaws to (i) revise the advance notice provisions, including with respect to the information stockholders are required to provide with respect to director nominations and the submission of proposals at annual meetings, (ii) include a forum selection provision requiring stockholder class actions and derivative suits to be filed in the Delaware Chancery Court and requiring certain actions to be filed in the federal district courts of the U.S., (iii) to revise the voting standards applicable to certain matters submitted to a vote of stockholders and (iv) make certain technical changes and conforming changes to reflect certain changes to the Company’s Amended and Restated Certificate of Incorporation that were approved by the Company’s stockholders at its annual meeting, as more fully described in Item 5.07 to this Current Report on Form 8-K.

The foregoing description of the Company’s Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
 The Company held its Annual Meeting of Stockholders on December 4, 2018. The stockholders considered ten proposals, each of which is described in more detail in the Proxy Statement.

Proposal 1: To elect seven nominees as described in the Proxy Statement. The votes were cast as follows:

Nominee	For	Withheld	Broker Non-Votes
Lorin K. Johnson, Ph.D.	15,555,113	214,506	2,791,010
Roy Proujansky, M.D.	15,686,957	82,662	2,791,010
Anthony E. Maida, Ph.D.	15,491,901	277,718	2,791,010
Saira Ramasastry, M.S., M. Phil.	15,456,636	312,983	2,791,010
Christopher Prior, Ph.D.	15,579,915	189,704	2,791,010
Jay Madan, M.S.	15,419,657	349,962	2,791,010
Sandeep Laumas, M.D.	15,365,793	403,826	2,791,010

All nominees were elected.

Proposal 2: To approve an amendment to the Plan to provide for an additional 3,000,000 shares of common stock to be issued pursuant to the Plan and an evergreen provision to automatically increase the number of shares issuable pursuant to the Plan on an annual basis for the period commencing on January 1, 2019 and ending on January 1, 2022. The votes were cast as follows:

For	Against	Abstain
14,443,812	1,280,117	45,690
Broker non-votes: 2,791,010.

Proposal 2 was approved.

Proposal 3: To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Restated Certificate”) to provide for a classified Board and grant to the Board the exclusive authority to fill vacancies on the Board. The votes were cast as follows:

For	Against	Abstain
14,581,637	1,162,866	25,116
Broker non-votes: 2,791,010.

Proposal 3 was approved.

Proposal 4: To approve an amendment to the Restated Certificate to require that special meetings of stockholders be called by (i) the Board pursuant to a resolution approved by a majority of directors then in office, (ii) the chairperson of the Board, (iii) the chief executive officer or (iv) the president. The votes were cast as follows:

For	Against	Abstain
14,889,385	875,460	4,774
Broker non-votes: 2,791,010.

Proposal 4 was approved.

Proposal 5: To approve an amendment to the Restated Certificate to permit stockholder action to be taken only at a duly called annual or special meeting and to prohibit stockholder action by written consent or electronic transmission. The votes were cast as follows:

For	Against	Abstain
14,805,480	960,013	4,126
Broker non-votes: 2,791,010.

Proposal 5 was approved.

Proposal 6: To approve an amendment to the Restated Certificate to prohibit director removal without cause and to allow removal with cause only by the vote of the holders of at least two-thirds of the then-outstanding shares of common stock of the Company. The votes were cast as follows:

For	Against	Abstain
14,737,098	1,024,656	7,865
Broker non-votes: 2,791,010.

Proposal 6 was approved.

Proposal 7: To approve an amendment to the Restated Certificate to grant to the Board the exclusive authority to increase or decrease the size of the Board. The votes were cast as follows:

For	Against	Abstain
14,702,184	1,061,138	6,297
Broker non-votes: 2,791,010.

Proposal 7 was approved.

Proposal 8: To approve an amendment to the Restated Certificate to require the affirmative vote of at least two-thirds of all then-outstanding shares of capital stock of the Company to amend certain provisions of the Restated Certificate and to amend the Amended and Restated Bylaws. The votes were cast as follows:

For	Against	Abstain
14,824,057	939,834	5,728
Broker non-votes: 2,791,010.

Proposal 8 was approved.

Proposal 9: To approve an amendment to the Restated Certificate to conform certain provisions to Delaware law and to make various other clarifying and technical changes. The votes were cast as follows:

For	Against	Abstain
15,616,937	147,965	4,717
Broker non-votes: 2,791,010.

Proposal 9 was approved.

Proposal 10: To ratify the selection of Mayer Hoffman McCann, P.C. as our independent registered public accounting firm for the year ending December 31, 2018. The votes were cast as follows:

For	Against	Abstain
18,486,063	62,278	12,288

Proposal 10 was approved.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of the Company
3.2	Marked Bylaws of the Company
10.1	2012 Omnibus Incentive Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innovate Biopharmaceuticals, Inc.

Date: December 10, 2018	By:	/s/ Jay P. Madan
Jay P. Madan
President and Chief Business Officer